Exhibit 99.1

BANKFINANCIAL CORPORATION

Third QUARTER 2025

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected unaudited quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2025			2024
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income (loss) to average total assets) (1)	0.65%	(0.10)%	0.58%	(0.49)%	0.56%
Return on equity (ratio of net income (loss) to average equity) (1)	6.01	(0.91)	5.31	(4.43)	5.03
Net interest rate spread (1)	2.83	2.86	2.94	2.92	2.90
Net interest margin (TEB) (1) (2)	3.45	3.43	3.50	3.49	3.47
Efficiency ratio (3)	80.78	89.59	83.11	84.54	76.73
Noninterest expense to average total assets (1)	2.97	3.33	3.05	3.13	2.82
Average interest–earning assets to average interest–bearing liabilities	134.10	132.78	133.17	133.97	133.26
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	184	190	191	197	198

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$17,293	$17,739	$20,274	$20,647	$19,412
Interest-bearing deposits in other financial institutions	65,449	94,497	124,129	64,182	95,798
Interest-bearing time deposits in other financial institutions	11,844	20,273	33,862	34,156	45,073
Securities, at fair value	537,503	436,965	357,165	360,530	264,905
Loans receivable, net	759,832	795,963	841,055	887,586	923,939
Foreclosed assets, net	45	738	1,337	1,391	1,966
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	22,129	22,385	22,464	22,889	22,674
Bank-owned life insurance	17,757	17,757	18,305	18,301	18,277
Deferred taxes	4,364	4,350	3,561	3,761	3,590
Other assets	10,832	11,020	12,479	13,881	14,536
Total assets	$1,454,538	$1,429,177	$1,442,121	$1,434,814	$1,417,660

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,242,081	$1,215,658	$1,232,931	$1,217,541	$1,199,412
Borrowings	10,000	15,000	15,000	20,000	20,000
Subordinated notes, net of unamortized issuance costs	18,274	18,263	18,253	18,736	18,726
Other liabilities	26,828	24,214	18,442	22,160	20,414
Total liabilities	1,297,183	1,273,135	1,284,626	1,278,437	1,258,552
Stockholders’ equity	157,355	156,042	157,495	156,377	159,108
Total liabilities and stockholders’ equity	$1,454,538	$1,429,177	$1,442,121	$1,434,814	$1,417,660

(1)	Annualized
(2)	Calculated on a tax equivalent basis (“TEB”) assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.
(3)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025			2024
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,707	$16,129	$16,312	$16,687	$16,886
Total interest expense	5,067	4,864	4,817	5,010	5,225
Net interest income	11,640	11,265	11,495	11,677	11,661
(Recovery of) provision for credit losses	(265)	2,252	(296)	4,650	485
Net interest income after (recovery of) provision for credit losses	11,905	9,013	11,791	7,027	11,176
Noninterest income	1,703	1,959	1,634	1,570	1,482
Noninterest expense	10,778	11,848	10,912	11,199	10,084
Income (loss) before income tax	2,830	(876)	2,513	(2,602)	2,574
Income tax expense (benefit)	471	(517)	432	(838)	581
Net income (loss)	$2,359	$(359)	$2,081	$(1,764)	$1,993
Basic and diluted earnings (loss) per common share	$0.19	$(0.03)	$0.17	$(0.14)	$0.16

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$1,000	$972	$884	$875	$915
Loan servicing fees	82	76	187	232	97
Trust insurance commissions and annuities income	314	394	437	354	405
Loss on sale of premises and equipment	(21)	(4)	(5)	(20)	(20)
(Loss) earnings on bank-owned life insurance	—	(5)	4	24	(14)
Bank-owned life insurance death benefit	—	417	—	—	—
Gain on repurchase of Subordinated notes	—	—	42	—	—
Other	328	109	85	105	99
Total noninterest income	$1,703	$1,959	$1,634	$1,570	$1,482

Noninterest Expense
Compensation and benefits	$4,389	$5,565	$5,704	$5,710	$5,441
Office occupancy and equipment	1,978	1,790	2,047	1,689	1,532
Advertising and public relations	133	232	130	177	117
Information technology	1,011	985	1,015	934	971
Professional fees	1,175	770	405	410	299
Supplies, telephone, and postage	282	284	289	273	281
FDIC insurance premiums	160	157	157	159	156
Other	1,650	2,065	1,165	1,847	1,287
Total noninterest expense	$10,778	$11,848	$10,912	$11,199	$10,084

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025			2024
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate	$12,859	$13,534	$14,090	$14,829	$15,634
Multi-family residential real estate	486,050	496,190	506,498	521,957	524,340
Nonresidential real estate	98,804	103,062	104,610	108,153	109,799
Commercial loans and leases	169,335	190,518	221,403	248,595	280,218
Consumer	1,598	1,775	1,733	1,623	1,847
	768,646	805,079	848,334	895,157	931,838
Allowance for credit losses	(8,814)	(9,116)	(7,279)	(7,571)	(7,899)
Loans, net	$759,832	$795,963	$841,055	$887,586	$923,939

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$199	$414	$273	$336	$149
Multi-family residential real estate	3,391	2,615	2,144	3,311	4,837
Nonresidential real estate	—	100	—	1,200	2,658
Commercial loans	103,159	113,552	134,132	130,969	149,449
Equipment finance	3,900	4,505	5,161	7,861	8,068
Consumer	541	510	426	490	722
	$111,190	$121,696	$142,136	$144,167	$165,883
Weighted average interest rate	7.54%	7.71%	7.71%	7.82%	8.26%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$803	$953	$1,013	$1,126	$2,280
Multi-family residential real estate	13,479	11,526	17,477	5,713	8,094
Nonresidential real estate	4,232	1,625	3,538	2,712	2,619
Commercial loans	103,029	122,851	140,783	135,351	171,276
Equipment finance	25,113	25,994	25,668	30,402	44,315
Consumer	562	508	532	592	722
	$147,218	$163,457	$189,011	$175,896	$229,306
Weighted average interest rate	6.93%	7.15%	7.10%	7.28%	7.69%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025			2024
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$12	$13	$107	$126	$34
Multi–family residential real estate	—	—	1,395	1,453	1,458
Nonresidential real estate	—	—	—	393	393
Equipment finance	9,230	9,206	14,911	14,960	20,446
Consumer	—	—	—	2	—
	9,242	9,219	16,413	16,934	22,331

Loans past due over 90 days still accruing	2,244	2,226	1	—	—

Other foreclosed assets, net	45	738	1,337	1,391	1,966

Nonperforming assets	$11,531	$12,183	$17,751	$18,325	$24,297

Asset Quality Ratios
Nonperforming assets to total assets	0.79%	0.85%	1.23%	1.28%	1.71%
Nonperforming loans to total loans (1)	1.49	1.42	1.93	1.89	2.40
Nonperforming commercial-related loans to total commercial-related loans (2)	1.52	1.45	1.96	1.91	2.44
Nonperforming residential and consumer loans to total residential and consumer loans	0.09	0.09	0.68	0.78	0.19
Allowance for credit losses to nonperforming loans	76.74	79.65	44.35	44.71	35.37

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$570,000	$584,046	$595,943	$613,914	$616,985
% FFIEC total capital	329.82%	341.81%	352.64%	368.12%	361.51%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$177,881	$199,859	$242,644	$254,850	$253,491
% FFIEC total capital	102.93%	116.97%	143.58%	152.82%	148.53%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025			2024
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$141	$217	$175	$218	$164
Multi–family residential real estate	3,952	8,492	9,000	1,168	686
Nonresidential real estate	408	420	433	441	449
Commercial loans and leases	1,911	2,184	2,230	2,628	4,700
Consumer	3	4	3	4	3
	$6,415	$11,317	$11,841	$4,459	$6,002

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$9,116	$7,279	$7,571	$7,899	$8,142
Charge–offs:
Multi–family residential real estate	—	(297)	—	(5)	—
Commercial loans and leases	(90)	(133)	(36)	(4,968)	(731)
Consumer	(12)	(4)	(10)	(7)	(12)
	(102)	(434)	(46)	(4,980)	(743)
Recoveries:
One–to–four family residential real estate	3	3	2	1	22
Multi–family residential real estate	3	3	2	2	6
Commercial loans and leases	4	3	10	2	—
Consumer	—	1	1	1	—
	10	10	15	6	28

Net charge–offs	(92)	(424)	(31)	(4,974)	(715)
(Recovery of) provision for credit losses - loans	(210)	2,261	(261)	4,646	472
Ending balance	$8,814	$9,116	$7,279	$7,571	$7,899

Allowance for credit losses to total loans	1.15%	1.13%	0.86%	0.85%	0.85%
Net charge–offs ratio (1)	(0.05)	(0.21)	(0.01)	(2.19)	(0.30)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025			2024
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$237,431	$222,444	$231,935	$238,826	$226,882
Interest–bearing NOW accounts	278,426	275,181	288,857	277,059	276,551
Money market accounts	306,173	303,014	308,924	305,538	306,679
Savings deposits	158,191	159,623	164,323	161,139	160,815
Certificates of deposit - retail	261,860	255,396	238,892	234,979	228,485
	$1,242,081	$1,215,658	$1,232,931	$1,217,541	$1,199,412

SELECTED AVERAGE BALANCES
Total average assets	$1,453,697	$1,424,707	$1,432,964	$1,430,554	$1,430,931
Total average interest–earning assets	1,389,588	1,356,970	1,363,715	1,361,554	1,359,833
Average loans	779,302	825,988	870,896	908,908	964,827
Average securities	506,729	406,023	347,092	308,981	252,735
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	96,067	117,469	138,237	136,175	134,781
Total average interest–bearing liabilities	1,036,236	1,021,963	1,024,008	1,016,350	1,020,434
Average interest–bearing deposits	1,003,728	988,704	986,215	977,619	977,529
Average borrowings and Subordinated notes	32,508	33,259	37,793	38,731	42,905
Average stockholders’ equity	156,982	157,599	156,891	159,454	158,540

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.77%	4.77%	4.85%	4.88%	4.94%
Average loans	5.21	5.17	5.23	5.15	5.07
Average securities (TEB) (2)	4.47	4.31	4.30	4.34	4.45
Average other interest–earning assets	4.45	4.54	4.57	4.95	5.46
Total average interest–bearing liabilities	1.94	1.91	1.91	1.96	2.04
Average interest–bearing deposits	1.87	1.84	1.82	1.88	1.94
Average cost of total deposits	1.52	1.50	1.47	1.52	1.57
Average cost of retail and commercial deposits	1.87	1.84	1.82	1.88	1.94
Average cost of wholesale deposits, borrowings and Subordinated notes	4.08	4.11	4.23	4.13	4.18
Average cost of funds	1.58	1.57	1.56	1.60	1.66
Net interest rate spread	2.83	2.86	2.94	2.92	2.90
Net interest margin (TEB) (2)	3.45	3.43	3.50	3.49	3.47

(1)	Annualized
(2)	Calculated on a tax equivalent basis assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2025			2024
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.82%	10.92%	10.92%	10.90%	11.22%
Risk–based total capital ratio	24.80	24.30	23.57	21.79	21.56
Common Tier 1 (CET1)	21.14	20.66	20.28	18.70	18.53
Risk–based tier 1 capital ratio	21.14	20.66	20.28	18.70	18.53
Tier 1 leverage ratio	10.70	10.83	10.91	10.90	11.11
Tier 1 capital	$155,335	$154,159	$156,147	$155,832	$158,778
BankFinancial, NA (2)
Risk–based total capital ratio	23.58%	22.95%	22.02%	20.08%	19.96%
Common Tier 1 (CET1)	22.41	21.76	21.10	19.24	19.11
Risk–based tier 1 capital ratio	22.41	21.76	21.10	19.24	19.11
Tier 1 leverage ratio	11.36	11.44	11.38	11.23	11.48
Tier 1 capital	$164,256	$161,946	$161,901	$159,779	$163,355

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$12.03	$11.57	$12.64	$12.70	$12.18
High	12.74	12.93	13.58	13.97	12.56
Low	10.68	11.17	11.53	11.36	10.01
Common shares outstanding	12,460,678	12,460,678	12,460,678	12,460,678	12,460,678
Book value per share	$12.63	$12.52	$12.64	$12.55	$12.77
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	52.82%	(347.09)%	59.88%	(70.64)%	62.52%
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income (loss)	$2,359	$(359)	$2,081	$(1,764)	$1,993
Weighted average basic and dilutive common shares outstanding	12,460,678	12,460,678	12,460,678	12,460,678	12,460,678
Basic and diluted earnings (loss) per common share	$0.19	$(0.03)	$0.17	$(0.14)	$0.16

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in 2020. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.